EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust Corporation hereby constitute and appoint Juergen Fitschen, John A. Ross, Douglas R. Barnard and James T. Byrne, Jr., or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report on Form 10-K for the year 2001 of Bankers Trust Corporation pursuant to
Section 13 of the Securities and Exchange Act of 1934 and any amendments thereto and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

March 25, 2002                          Bankers Trust Corporation


                                        By /S/ JUERGEN FITSCHEN
                                               ---------------------------------
                                               Juergen Fitschen
                                               Chairman of the Board


/S/ JUERGEN FITSCHEN
----------------------------------------
    Juergen Fitschen
    Chairman of the Board,
    Chief Executive Officer and Director
    (Principal Executive Officer)


/S/ DOUGLAS R. BARNARD
----------------------------------------
    Douglas R. Barnard
    Chief Financial Officer
    (Principal Financial Officer and
    Principal Accounting Officer)


/S/ ROBERT B. ALLARDICE III
----------------------------------------
    Robert B. Allardice III     Director


                               Bankers Trust Corporation and its Subsidiaries 63

                                                                  March 25, 2002


/S/ HANS H. ANGERMUELLER
----------------------------------------
    Hans H. Angermueller        Director


/S/ GEORGE B. BEITZEL
----------------------------------------
    George B. Beitzel           Director


/S/ JESSICA P. EINHORN
----------------------------------------
    Jessica P. Einhorn          Director


/S/ WILLIAM R. HOWELL
----------------------------------------
    William R. Howell           Director


/S/ JOHN A. ROSS
----------------------------------------
    John A. Ross                Director


/S/ MAYO A. SHATTUCK III
----------------------------------------
    Mayo A. Shattuck III        Director


64 Bankers Trust Corporation and its Subsidiaries